UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2007

                         China Organic Agriculture, Inc.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

         Florida                    333-129355                    20-3505071
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

Jilin Province Songyuan City ErMaPao Green Rice Limited,
   East Ping Feng Xiang Zheng Fu, Qian Guo District,
      Songyuan City, Jilin Province, P.R. China
--------------------------------------------------------              ----------
       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 310-441-1888


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 2.02--Results of Operations and Financial Condition, and Item 7.01--Regulation FD Disclosure:

      On August 15, 2007, China Organic Agriculture, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

      The following exhibits are filed as part of this report:

Exhibit No.    Description of Exhibit
-----------    ----------------------
   99.1        August 15, 2007 press release announcing increase in revenue and earnings

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2007                            CHINA ORGANIC AGRICULTURE, INC.


                                                        /s/ Jian Lin
                                                        ------------------------
                                                 Name:  Jian Lin
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------
   99.1        August 15, 2007 press release announcing increase in revenue and earnings